AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2014

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2013.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities' prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract.
Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess liability business in the London and Bermuda wholesale markets and primary and excess business in the Canadian market place.
Accident & health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.
Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. We assume business on both a proportional and excess of loss basis.
Professional Lines: covers directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.
Credit and Surety: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world.
Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.
Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers' compensation and auto liability are also written.
Agriculture: provides coverage for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.
Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Other: includes aviation, marine and personal accident reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended March 31,
		2014	2013	Change

HIGHLIGHTS	Gross premiums written	$1,821,399	$1,746,483	4.3%
	Gross premiums written - Insurance	33.0%	34.2%	(1.2)	pts
	Gross premiums written - Reinsurance	67.0%	65.8%	1.2	pts
	Net premiums written	$1,664,584	$1,570,440	6.0%
	Net premiums earned	$945,949	$874,039	8.2%
	Net premiums earned - Insurance	47.5%	46.0%	1.5	pts
	Net premiums earned - Reinsurance	52.5%	54.0%	(1.5)	pts
	Net income available to common shareholders	$137,227	$302,816	(54.7%)
	Operating income [a]	137,069	227,492	(39.7%)
	Reserve for losses and loss expenses	9,667,841	9,097,703	6.3%
	Total shareholders’ equity attributable to AXIS Capital	$5,827,049	$5,889,430	(1.1%)

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$1.26	$2.59	(51.4%)
	Diluted earnings per common share	1.24	2.55	(51.4%)
	Operating income per common share - diluted [b]	$1.24	$1.92	(35.4%)
	Weighted average common shares outstanding	109,053	117,022	(6.8%)
	Diluted weighted average common shares outstanding	110,391	118,658	(7.0%)
	Book value per common share	$48.71	$46.31	5.2%
	Diluted book value per common share (treasury stock method)	47.13	44.67	5.5%
	Diluted tangible book value per common share (treasury stock method) [a]	46.31	43.86	5.6%
	Accumulated dividends declared per common share	$8.15	$7.11	14.6%

FINANCIAL RATIOS	ROACE [c]	10.6%	22.7%	(12.1)	pts
	Operating ROACE [d]	10.6%	17.1%	(6.5)	pts
	Net loss and loss expense ratio	57.5%	50.2%	7.3	pts
	Acquisition cost ratio	18.2%	16.6%	1.6	pts
	General and administrative expense ratio	16.2%	16.2%	—	pts
	Combined ratio	91.9%	83.0%	8.9	pts

INVESTMENT DATA	Total assets	$20,997,634	$19,710,942	6.5%
	Total cash and invested assets [e]	15,330,283	14,457,120	6.0%
	Net investment income	82,744	108,908	(24.0%)
	Net realized investment gains	$10,620	$44,478	(76.1%)
	Total return on cash and investments [f]	1.1%	0.7%	0.4	pts
	Return on other investments [g]	1.7%	4.8%	(3.1)	pts
	Book yield of fixed maturities	2.5%	2.6%	(0.1)	pts

[a]
Operating income and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. See page 25 for reconciliation of operating income to net income available to common shareholders and diluted tangible book value per common share to diluted book value per common share.

[b]	Operating income per common share - diluted, is calculated by dividing operating income for the period by weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized.

[e]
Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]	In calculating total return, we include net investment income, net realized investment gains and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q1 2012
UNDERWRITING REVENUES
Gross premiums written	$1,821,399	$825,957	$904,797	$1,219,805	$1,746,483	$1,525,168
Premiums ceded	(156,815)	(177,992)	(188,408)	(226,398)	(176,043)	(157,982)
Net premiums written	1,664,584	647,965	716,389	993,407	1,570,440	1,367,186

Gross premiums earned	1,133,052	1,129,147	1,125,289	1,139,904	1,064,930	1,015,370
Ceded premiums expensed	(187,103)	(187,236)	(180,047)	(194,031)	(190,891)	(169,008)
Net premiums earned	945,949	941,911	945,242	945,873	874,039	846,362
Other insurance related income	3,082	2,668	725	435	595	631
Total underwriting revenues	949,031	944,579	945,967	946,308	874,634	846,993

UNDERWRITING EXPENSES
Net losses and loss expenses	544,207	551,360	501,522	642,899	438,414	510,690
Acquisition costs	172,036	175,299	173,682	169,719	145,491	168,397
Underwriting-related general and administrative expenses [a]	124,022	123,761	117,675	123,769	119,930	105,217
Total underwriting expenses	840,265	850,420	792,879	936,387	703,835	784,304

UNDERWRITING INCOME [b]	108,766	94,159	153,088	9,921	170,799	62,689

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	82,744	113,863	103,429	83,112	108,908	116,023
Net realized investment gains (losses)	10,620	19,558	(4,708)	16,235	44,478	14,491
Interest expense and financing costs	(16,594)	(15,625)	(15,260)	(15,260)	(15,834)	(15,636)
Total other operating revenues	76,770	117,796	83,461	84,087	137,552	114,878

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(4,233)	(14,484)	(56,860)	10,320	34,882	(20,447)
Corporate expenses [a]	(28,707)	(20,422)	(23,024)	(25,265)	(21,545)	(18,435)
Total other (expenses) revenues	(32,940)	(34,906)	(79,884)	(14,945)	13,337	(38,882)

INCOME BEFORE INCOME TAXES	152,596	177,049	156,665	79,063	321,688	138,685

Income tax (expense) benefit	(4,125)	4,497	(6,030)	4,662	(10,131)	(2,848)

NET INCOME	148,471	181,546	150,635	83,725	311,557	135,837

Net income attributable to noncontrolling interests	(1,222)	—	—	—	—	—

NET INCOME ATTRIBUTABLE TO AXIS CAPITAL	147,249	181,546	150,635	83,725	311,557	135,837

Preferred share dividends	(10,022)	(10,022)	(13,514)	(8,197)	(8,741)	(9,219)
Loss on repurchase of preferred shares	—	—	—	(3,081)	—	(4,621)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$137,227	$171,524	$137,121	$72,447	$302,816	$121,997

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	57.5%	58.5%	53.1%	68.0%	50.2%	60.3%
Acquisition cost ratio	18.2%	18.6%	18.4%	17.9%	16.6%	19.9%
General and administrative expense ratio [a]	16.2%	15.4%	14.8%	15.8%	16.2%	14.6%
Combined ratio	91.9%	92.5%	86.3%	101.7%	83.0%	94.8%

Weighted average basic shares outstanding	109,053	110,757	111,676	115,163	117,022	125,782
Weighted average diluted shares outstanding	110,391	112,702	113,355	116,671	118,658	126,668
Basic earnings per common share	$1.26	$1.55	$1.23	$0.63	$2.59	$0.97
Diluted earnings per common share	$1.24	$1.52	$1.21	$0.62	$2.55	$0.96
ROACE (annualized)	10.6%	13.3%	10.9%	5.6%	22.7%	9.7%
Operating ROACE (annualized)	10.6%	12.3%	15.6%	3.9%	17.1%	10.8%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income to the nearest GAAP financial measure (income before income taxes) are presented above.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended March 31, 2014			Quarter ended March 31, 2013
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$601,721	$1,219,678	$1,821,399	$596,715	$1,149,768	$1,746,483
Net premiums written	456,692	1,207,892	1,664,584	432,681	1,137,759	1,570,440

Gross premiums earned	629,425	503,627	1,133,052	589,071	475,859	1,064,930
Ceded premiums expensed	(180,211)	(6,892)	(187,103)	(187,191)	(3,700)	(190,891)
Net premiums earned	449,214	496,735	945,949	401,880	472,159	874,039
Other insurance related income	—	3,082	3,082	595	—	595
Total underwriting revenues	449,214	499,817	949,031	402,475	472,159	874,634

UNDERWRITING EXPENSES
Net losses and loss expenses	279,423	264,784	544,207	217,336	221,078	438,414
Acquisition costs	65,057	106,979	172,036	57,261	88,230	145,491
Underwriting-related general and administrative expenses	87,946	36,076	124,022	86,889	33,041	119,930
Total underwriting expenses	432,426	407,839	840,265	361,486	342,349	703,835

UNDERWRITING INCOME	$16,788	$91,978	$108,766	$40,989	$129,810	$170,799

KEY RATIOS
Current accident year loss ratio	64.8%	59.7%	62.1%	55.5%	57.2%	56.4%
Prior period reserve development	(2.6%)	(6.4%)	(4.6%)	(1.4%)	(10.4%)	(6.2%)
Net loss and loss expense ratio	62.2%	53.3%	57.5%	54.1%	46.8%	50.2%
Acquisition cost ratio	14.5%	21.5%	18.2%	14.2%	18.7%	16.6%
Underwriting-related general and administrative expense ratio	19.6%	7.3%	13.2%	21.6%	7.0%	13.7%
Corporate expense ratio			3.0%			2.5%
Combined ratio	96.3%	82.1%	91.9%	89.9%	72.5%	83.0%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q1 2012

INSURANCE SEGMENT
Property	$139,929	$144,321	$147,485	$228,741	$151,376	$137,251
Marine	85,722	23,148	38,406	88,047	79,893	85,448
Terrorism	6,978	10,264	10,418	9,478	8,213	6,748
Aviation	2,717	23,250	4,379	12,321	3,376	3,674
Credit and political risk	18,307	23,563	7,099	19,537	10,003	3,601
Professional lines	154,248	269,524	208,174	262,611	159,809	145,602
Liability	74,366	84,447	100,018	104,952	57,811	45,411
Accident & health	119,454	28,074	58,799	55,368	126,234	96,943
TOTAL INSURANCE SEGMENT	601,721	606,591	574,778	781,055	596,715	524,678

REINSURANCE SEGMENT
Catastrophe	171,260	15,537	71,851	138,461	167,803	146,423
Property	239,620	20,689	58,294	63,457	221,876	182,446
Professional lines	68,219	166,377	66,017	57,406	90,555	113,342
Credit and surety	208,468	10,372	29,487	20,327	208,308	203,948
Motor	274,019	(3,789)	4,286	16,557	224,991	198,210
Liability	102,644	15,118	75,100	78,868	99,587	94,627
Agriculture	103,165	(11,214)	8,659	55,319	80,017	6,602
Engineering	36,510	5,142	12,462	5,741	40,912	43,036
Other	15,773	1,134	3,863	2,614	15,719	11,856
TOTAL REINSURANCE SEGMENT	1,219,678	219,366	330,019	438,750	1,149,768	1,000,490

CONSOLIDATED TOTAL	$1,821,399	$825,957	$904,797	$1,219,805	$1,746,483	$1,525,168

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q1 2012
UNDERWRITING REVENUES
Gross premiums written	$601,721	$606,591	$574,778	$781,055	$596,715	$524,678
Net premiums written	456,692	427,647	393,627	559,584	432,681	378,614

Gross premiums earned	629,425	631,695	626,005	611,585	589,071	555,422
Ceded premiums expensed	(180,211)	(181,230)	(177,933)	(189,240)	(187,191)	(165,168)
Net premiums earned	449,214	450,465	448,072	422,345	401,880	390,254
Other insurance related income	—	681	725	435	595	631
Total underwriting revenues	449,214	451,146	448,797	422,780	402,475	390,885

UNDERWRITING EXPENSES
Net losses and loss expenses	279,423	285,634	216,440	330,992	217,336	241,724
Acquisition costs	65,057	65,266	61,087	58,749	57,261	61,155
General and administrative expenses	87,946	89,722	82,548	88,526	86,889	77,444
Total underwriting expenses	432,426	440,622	360,075	478,267	361,486	380,323

UNDERWRITING INCOME (LOSS)	$16,788	$10,524	$88,722	$(55,487)	$40,989	$10,562

KEY RATIOS
Current accident year loss ratio	64.8%	64.3%	55.9%	80.0%	55.5%	65.8%
Prior period reserve development	(2.6%)	(0.9%)	(7.6%)	(1.6%)	(1.4%)	(3.9%)
Net loss and loss expense ratio	62.2%	63.4%	48.3%	78.4%	54.1%	61.9%
Acquisition cost ratio	14.5%	14.5%	13.6%	13.9%	14.2%	15.7%
General and administrative expense ratio	19.6%	19.9%	18.5%	20.9%	21.6%	19.9%
Combined ratio	96.3%	97.8%	80.4%	113.2%	89.9%	97.5%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q1 2012
UNDERWRITING REVENUES
Gross premiums written	$1,219,678	$219,366	$330,019	$438,750	$1,149,768	$1,000,490
Net premiums written	1,207,892	220,318	322,762	433,823	1,137,759	988,572

Gross premiums earned	503,627	497,452	499,284	528,319	475,859	459,947
Ceded premiums expensed	(6,892)	(6,006)	(2,114)	(4,791)	(3,700)	(3,839)
Net premiums earned	496,735	491,446	497,170	523,528	472,159	456,108
Other insurance related income	3,082	1,987	—	—	—	—
Total underwriting revenues	499,817	493,433	497,170	523,528	472,159	456,108

UNDERWRITING EXPENSES
Net losses and loss expenses	264,784	265,726	285,082	311,907	221,078	268,966
Acquisition costs	106,979	110,033	112,595	110,970	88,230	107,242
General and administrative expenses	36,076	34,039	35,127	35,243	33,041	27,773
Total underwriting expenses	407,839	409,798	432,804	458,120	342,349	403,981

UNDERWRITING INCOME	$91,978	$83,635	$64,366	$65,408	$129,810	$52,127

KEY RATIOS
Current accident year loss ratio	59.7%	62.0%	66.6%	66.3%	57.2%	65.6%
Prior period reserve development	(6.4%)	(7.9%)	(9.3%)	(6.7%)	(10.4%)	(6.6%)
Net loss and loss expense ratio	53.3%	54.1%	57.3%	59.6%	46.8%	59.0%
Acquisition cost ratio	21.5%	22.4%	22.6%	21.2%	18.7%	23.5%
General and administrative expense ratio	7.3%	6.9%	7.2%	6.7%	7.0%	6.1%
Combined ratio	82.1%	83.4%	87.1%	87.5%	72.5%	88.6%

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q1 2012

Fixed maturities	$72,957	$74,732	$74,691	$74,503	$69,683	$79,637
Other investments	16,760	41,408	32,127	11,848	43,431	40,420
Equity securities	2,286	2,478	3,871	3,134	1,414	1,110
Cash and cash equivalents	863	3,423	382	1,265	1,267	1,608
Short-term investments	214	125	127	397	532	154

Gross investment income	93,080	122,166	111,198	91,147	116,327	122,929
Investment expense	(10,336)	(8,303)	(7,769)	(8,035)	(7,419)	(6,906)

Net investment income	$82,744	$113,863	$103,429	$83,112	$108,908	$116,023

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2014	2013	2013	2013	2013	2012
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,095,839	$11,986,327	$11,984,740	$11,644,912	$11,973,364	$11,440,643
Equity securities, available for sale, at fair value	708,412	701,987	650,627	618,795	617,436	757,038
Other investments, at fair value	1,005,762	1,045,810	994,572	962,315	972,364	769,554
Short-term investments, at fair value and amortized cost	296,800	46,212	84,709	45,904	98,964	50,264
Total investments	14,106,813	13,780,336	13,714,648	13,271,926	13,662,128	13,017,499
Cash and cash equivalents	1,294,709	987,876	1,109,998	1,116,248	856,215	1,173,771
Accrued interest receivable	89,536	97,132	98,285	95,098	95,877	93,860
Insurance and reinsurance premium balances receivable	2,292,954	1,688,957	1,920,985	2,166,982	2,015,578	1,900,002
Reinsurance recoverable on paid and unpaid losses	1,912,840	1,929,988	1,899,510	1,981,441	1,895,547	1,766,597
Deferred acquisition costs	634,413	456,122	505,002	543,069	561,417	547,667
Prepaid reinsurance premiums	299,994	330,261	340,280	331,528	300,617	227,935
Receivable for investments sold	1,972	1,199	1,317	1,399	12,546	7,276
Goodwill and intangible assets	90,350	89,528	91,656	91,370	97,001	99,439
Other assets	274,053	273,385	251,268	247,252	214,016	191,554
TOTAL ASSETS	$20,997,634	$19,634,784	$19,932,949	$19,846,313	$19,710,942	$19,025,600

LIABILITIES
Reserve for losses and loss expenses	$9,667,841	$9,582,140	$9,484,516	$9,342,817	$9,097,703	$8,599,344
Unearned premiums	3,372,166	2,683,849	2,990,301	3,209,055	3,135,610	2,965,329
Insurance and reinsurance balances payable	207,909	234,412	261,737	292,572	208,018	181,405
Senior notes	1,490,198	995,855	995,699	995,546	995,394	994,806
Payable for investments purchased	162,747	21,744	174,034	234,001	169,646	114,910
Other liabilities	218,502	248,822	238,833	210,375	215,141	270,627
TOTAL LIABILITIES	15,119,363	13,766,822	14,145,120	14,284,366	13,821,512	13,126,421

SHAREHOLDERS’ EQUITY
Preferred shares	627,843	627,843	627,843	627,843	502,843	750,000
Common shares	2,188	2,174	2,172	2,172	2,168	2,140
Additional paid-in capital	2,247,102	2,240,125	2,225,826	2,213,204	2,199,092	2,117,208
Accumulated other comprehensive income	182,254	117,825	130,373	24,755	310,108	278,174
Retained earnings	5,170,948	5,062,706	4,921,716	4,813,687	4,769,764	4,246,354
Treasury shares, at cost	(2,403,286)	(2,232,711)	(2,120,101)	(2,119,714)	(1,894,545)	(1,494,697)
TOTAL SHAREHOLDERS’ EQUITY ATTRIBUTABLE TO AXIS CAPITAL	5,827,049	5,817,962	5,787,829	5,561,947	5,889,430	5,899,179
Noncontrolling interests	51,222	50,000	—	—	—	—
TOTAL SHAREHOLDERS' EQUITY	5,878,271	5,867,962	5,787,829	5,561,947	5,889,430	5,899,179

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$20,997,634	$19,634,784	$19,932,949	$19,846,313	$19,710,942	$19,025,600

Basic common shares outstanding	106,745	109,485	111,651	111,588	116,306	125,365
Diluted common shares outstanding	110,327	113,325	115,684	115,631	120,594	130,244
Book value per common share	$48.71	$47.40	$46.22	$44.22	$46.31	$41.07
Diluted book value per common share	47.13	45.80	44.60	42.67	44.67	39.53
Diluted tangible book value per common share	$46.31	$45.01	$43.81	$41.88	$43.86	$38.77
Debt to total capital [a]	20.4%	14.6%	14.7%	15.2%	14.5%	14.4%
Debt and preferred equity to total capital	28.9%	23.8%	23.9%	24.8%	21.8%	25.3%

[a]
The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity attributable to AXIS Capital and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At March 31, 2014

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,705,581	$2,686	$(24,265)	$1,684,002	11.0%
Non-U.S. government	1,242,736	20,130	(33,060)	1,229,806	8.0%
Corporate debt	3,757,948	84,688	(7,071)	3,835,565	25.0%
Agency RMBS	2,371,868	24,849	(31,959)	2,364,758	15.4%
CMBS	849,279	12,523	(2,207)	859,595	5.6%
Non-Agency RMBS	95,261	4,682	(454)	99,489	0.6%
ABS	968,942	4,057	(9,453)	963,546	6.3%
Municipals	1,031,689	32,627	(5,238)	1,059,078	6.9%
Total fixed maturities	12,023,304	186,242	(113,707)	12,095,839	78.8%

Equity securities, available for sale
Common stocks	346,254	87,482	(5,502)	428,234	2.8%
Exchange traded funds	120,467	33,453	(61)	153,859	1.0%
Non-U.S. bond mutual funds	114,752	11,567	—	126,319	0.8%
Total equity securities	581,473	132,502	(5,563)	708,412	4.6%

Total available for sale investments	$12,604,777	$318,744	$(119,270)	12,804,251	83.4%

Other investments (see below)				1,005,762	6.6%

Short-term investments				296,800	2.0%

Total investments				14,106,813	92.0%

Cash and cash equivalents [a]				1,294,709	8.4%

Accrued interest receivable				89,536	0.6%

Net receivable/(payable) for investments sold (purchased)				(160,775)	(1.0%)

Total cash and invested assets				$15,330,283	100.0%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$362,688	36.0%
Multi-strategy funds				295,485	29.4%
Event-driven funds				184,342	18.3%
Leveraged bank loan funds				51,065	5.1%
Direct lending funds				26,003	2.6%
Collateralized loan obligations - equity tranches				86,179	8.6%
Total				$1,005,762	100.0%

[a]	Includes $89 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q1 2014	Q4 2013		Q3 2013	Q2 2013	Q1 2013	Q1 2012
	Fair Value %	Fair Value %		Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	11.0%	9.4%		10.1%	9.4%	9.6%	8.4%
Non-U.S. government	8.0%	7.9%		8.2%	8.3%	7.7%	7.5%
Corporate debt	25.0%	24.3%		23.8%	24.4%	25.8%	26.7%
MBS:
Agency RMBS	15.4%	16.5%		17.0%	16.4%	17.6%	19.8%
CMBS	5.6%	5.4%		5.0%	5.4%	5.7%	3.1%
Non-agency RMBS	0.6%	0.5%		0.5%	0.6%	0.6%	1.1%
ABS	6.3%	6.4%		6.2%	6.4%	6.4%	5.7%
Municipals	6.9%	10.4%		10.5%	10.8%	9.5%	8.1%

Total Fixed Maturities	78.8%	80.8%		81.3%	81.7%	82.9%	80.4%
Equity securities	4.6%	4.8%		4.4%	4.3%	4.2%	5.3%
Other investments	6.6%	7.0%		6.7%	6.8%	6.7%	5.9%
Short-term investments	2.0%	0.1%		0.6%	0.3%	0.7%	0.4%

Total investments	92.0%	92.7%		93.0%	93.1%	94.5%	92.0%
Cash and cash equivalents	8.4%	6.7%		7.5%	7.8%	5.9%	8.2%
Accrued interest receivable	0.6%	0.7%		0.7%	0.7%	0.7%	0.7%
Net receivable/(payable) for investments sold or purchased	(1.0%)	(0.1%)		(1.2%)	(1.6%)	(1.1%)	(0.9%)
Total Cash and Invested Assets	100.0%	100.0%		100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %		Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	13.9%	11.6%		12.4%	11.5%	11.6%	10.8%
AAA	34.7%	34.7%		35.8%	35.8%	38.8%	44.9%
AA	12.1%	15.0%		15.2%	14.9%	12.0%	9.5%
A	18.2%	18.5%		17.6%	18.3%	18.3%	17.5%
BBB	12.7%	12.3%		11.3%	11.5%	11.5%	12.1%
Below BBB	8.4%	7.9%		7.7%	8.0%	7.8%	5.2%
Total	100.0%	100.0%		100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %		Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	4.5%	5.9%		5.6%	5.5%	6.1%	4.4%
From one to five years	43.7%	42.7%		42.7%	40.7%	38.8%	41.4%
From five to ten years	14.4%	14.9%		15.4%	17.6%	17.7%	16.1%
Above ten years	1.9%	0.8%		1.0%	0.9%	0.7%	1.2%
Asset-backed and mortgage-backed securities	35.5%	35.7%		35.3%	35.3%	36.7%	36.9%
Total	100.0%	100.0%		100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.5%	2.5%		2.6%	2.6%	2.6%	2.8%
Yield to maturity of fixed maturities	2.1%	2.3%		2.2%	2.4%	1.7%	2.0%
Average duration of fixed maturities (inclusive of duration hedges)	3.0 yrs	3.2	yrs	3.2 yrs	3.5 yrs	3.1 yrs	2.9 yrs
Average credit quality	AA-	AA-		AA-	AA-	AA-	AA-

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At March 31, 2014

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Germany	34,523		2,987	106,760	39,480	149,227	—	—	4,284	188,034	9,307		197,341
Supranational [a]	119,558		—	—	—	—	—	—	—	119,558	—		119,558
Netherlands	20,728		14,141	46,558	—	60,699	—	4,510	—	85,937	4,584		90,521
France	—		6,471	41,283	—	47,754	—	—	2,211	49,965	16,967		66,932
Spain	—		—	19,669	—	19,669	—	—	—	19,669	780		20,449
Ireland	—		—	7,277	—	7,277	—	—	5,881	13,158	2,781		15,939
Luxembourg	—		—	15,402	—	15,402	—	—	—	15,402	—		15,402
Italy	—		—	10,880	—	10,880	—	—	—	10,880	—		10,880
Belgium	—		—	8,543	—	8,543	—	—	—	8,543	1,177		9,720
Austria	1,243		—	1,573	—	1,573	—	—	—	2,816	—		2,816
Other [b]	—		—	—	—	—	—	—	—	—	126,319		126,319
Total eurozone	176,052		23,599	257,945	39,480	321,024	—	4,510	12,376	513,962	161,915		675,877
Other concentrations:
United Kingdom	184,632		29,123	164,556	616	194,295	—	24,707	2,409	406,043	17,347		423,390
Canada	165,245		95,851	51,073	—	146,924	—	—	—	312,169	13,382		325,551
Australia	161,856		10,559	29,459	—	40,018	—	—	2,426	204,300	4,082		208,382
Brazil	100,954		2,601	8,377	—	10,978	—	—	—	111,932	—		111,932
Mexico	80,372		—	20,608	2,421	23,029	—	—	—	103,401	2,516		105,917
Other	360,695		39,109	89,628	6,635	135,372	—	5,718	—	501,785	120,620	[c]	622,405
Total other concentrations	1,053,754		177,243	363,701	9,672	550,616	—	30,425	4,835	1,639,630	157,947		1,797,577

Total Non-U.S. concentrations	1,229,806		200,842	621,646	49,152	871,640	—	34,935	17,211	2,153,592	319,862		2,473,454

United States	1,462,834	[d]	1,296,021	1,667,904	—	2,963,925	2,364,758	924,149	946,335	8,662,001	388,550	[e]	9,050,551
United States agencies	221,168		—	—	—	—	—	—	—	221,168	—		221,168
United States local governments	1,059,078		—	—	—	—	—	—	—	1,059,078	—		1,059,078
Total U.S. concentrations	2,743,080		1,296,021	1,667,904	—	2,963,925	2,364,758	924,149	946,335	9,942,247	388,550		10,330,797

Totals	$3,972,886		$1,496,863	$2,289,550	$49,152	$3,835,565	$2,364,758	$959,084	$963,546	$12,095,839	$708,412		$12,804,251

[a]	Represents holdings of the European Investment Bank.

[b]
Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt. The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Contains $5 million exchange-traded funds (“ETF’s”) designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]
Represents $285 million of common stocks of companies with the United States as their primary country of risk and $104 million of ETF’s designed to track the S&P 500, an index consisting primarily of exposure to the United States.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At March 31, 2014

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$914,720	23.8%	6.0%
Corporate/commercial finance	174,225	4.5%	1.1%
Insurance	147,326	3.8%	1.0%
Foreign banking [a]	142,075	3.7%	0.9%
Investment brokerage	11,856	0.3%	0.1%
Total financial institutions	1,390,202	36.1%	9.1%
Communications	331,711	8.6%	2.2%
Consumer cyclical	279,831	7.3%	1.8%
Utilities	221,631	5.8%	1.4%
Consumer non-cyclicals	212,680	5.5%	1.4%
Industrials	146,146	3.8%	1.0%
Energy	99,581	2.6%	0.6%
Transportation	91,584	2.4%	0.6%
Technology	69,475	1.8%	0.5%
Non-U.S. government guaranteed [b]	49,152	1.3%	0.3%
Total investment grade	2,891,993	75.2%	18.9%

Total non-investment grade	943,572	24.8%	6.1%

Total corporate debt	$3,835,565	100.0%	25.0%

[a]	Located in Canada, Japan, United Kingdom, Australia, New Zealand, Brazil and Switzerland.

[b]	Includes $40 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At March 31, 2014

	Amortized Cost	Net Unrealized Gain	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	153,889	4,380	158,269	1.3%
GOLDMAN SACHS GROUP	137,692	4,828	142,520	1.2%
JP MORGAN CHASE & CO	134,968	2,668	137,636	1.1%
CITIGROUP INC	122,133	4,151	126,284	1.0%
MORGAN STANLEY	92,356	4,960	97,316	0.8%
WELLS FARGO & COMPANY	81,575	1,830	83,405	0.7%
DAIMLER AG	75,776	774	76,550	0.6%
COMCAST CORPORATION	74,927	1,448	76,375	0.6%
FORD MOTOR COMPANY	72,137	1,574	73,711	0.6%
VERIZON COMMUNICATIONS INC	65,267	1,200	66,467	0.5%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At March 31, 2014

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,364,758	$35,032	$3,627	$5,683	$7,596	$47,551	$2,464,247
Commercial MBS	—	499,540	208,966	92,556	56,729	1,804	859,595
ABS	—	676,880	225,085	25,695	32,808	3,078	963,546

Total mortgage-backed and asset-backed securities	$2,364,758	$1,211,452	$437,678	$123,934	$97,133	$52,433	$4,287,388

Percentage of total	55.2%	28.3%	10.2%	2.9%	2.3%	1.1%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q1 2012
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$26,943	$29,897	$16,713	$35,648	$14,286	$30,246
Reinsurance	1,077	(21)	—	—	—	—
Total	$28,020	$29,876	$16,713	$35,648	$14,286	$30,246

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$575,811	$587,727	$608,886	$635,089	$590,478	$503,254
Reinsurance	36	—	—	—	—	—
Total	$575,847	$587,727	$608,886	$635,089	$590,478	$503,254

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,322,309	$1,321,597	$1,285,078	$1,258,113	$1,239,615	$1,191,954
Reinsurance	5,289	9,280	6,982	69,897	66,781	57,857
Total	$1,327,598	$1,330,877	$1,292,060	$1,328,010	$1,306,396	$1,249,811

Provision against reinsurance recoverables:
Insurance	$(18,625)	$(18,492)	$(18,149)	$(17,306)	$(15,613)	$(16,274)
Reinsurance	—	—	—	—	—	(440)
Total	$(18,625)	$(18,492)	$(18,149)	$(17,306)	$(15,613)	$(16,714)

Net reinsurance recoverables:
Insurance	$1,906,438	$1,920,729	$1,892,528	$1,911,544	$1,828,766	$1,709,180
Reinsurance	6,402	9,259	6,982	69,897	66,781	57,417
Total	$1,912,840	$1,929,988	$1,899,510	$1,981,441	$1,895,547	$1,766,597

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At March 31, 2014

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	1,502,143	$(24,618)	$1,477,525	79.2%	25.4%	$(13,142)	0.9%	$1,489,001
Other reinsurers balances > $20 million	201,364	(5,432)	195,932	10.5%	3.4%	(1,706)	0.8%	199,658
Other reinsurers balances < $20 million	227,958	(35,214)	192,744	10.3%	3.2%	(3,777)	1.7%	224,181
Total	$1,931,465	$(65,264)	$1,866,201	100.0%	32.0%	$(18,625)	1.0%	$1,912,840
At March 31, 2014, 98.9% (December 31, 2013: 98.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital
Transatlantic Reinsurance Company	14.2%	4.5%
Partner Reinsurance Company of the US	11.3%	3.6%
Swiss Reinsurance America Corporation	11.1%	3.6%
Lloyds of London	9.9%	3.2%
Berkley Insurance Company	8.7%	2.8%
Ace Property & Casualty Insurance	6.3%	2.0%
XL Reinsurance America Inc	5.4%	1.7%
Hannover Ruckversicherungs Aktiengesellschaft	4.5%	1.4%
Everest Reinsurance Company	4.1%	1.3%
Liberty Mutual Insurance Company	3.7%	1.3%
	79.2%	25.4%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended March 31, 2014			Quarter ended March 31, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$9,582,140	$(1,900,112)	$7,682,028	$9,058,731	$(1,825,617)	$7,233,114
Incurred	599,290	(55,083)	544,207	558,950	(120,536)	438,414
Paid	(529,427)	71,712	(457,715)	(429,760)	59,950	(369,810)
Foreign exchange and other	15,838	(1,337)	14,501	(90,218)	4,942	(85,276)

End of period [a]	$9,667,841	$(1,884,820)	$7,783,021	$9,097,703	$(1,881,261)	$7,216,442

[a]
At March 31, 2014, the gross reserve for losses and loss expenses included IBNR of $6,232 million, or 64%, of total gross reserves for loss and loss expenses. At December 31, 2013, the comparable amount was $6,082 million, or 63%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended March 31, 2014			Quarter ended March 31, 2013
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$250,264	$279,163	$529,427	$234,250	$195,510	$429,760
Reinsurance recoveries	(67,679)	(4,033)	(71,712)	(59,950)	—	(59,950)

Net losses paid	182,585	275,130	457,715	174,300	195,510	369,810

Change in:
Reported case reserves	10,632	(88,642)	(78,010)	49,847	(15,273)	34,574
IBNR	73,532	74,341	147,873	51,575	43,041	94,616
Reinsurance recoveries on unpaid loss and loss expense reserves	12,674	3,955	16,629	(58,386)	(2,200)	(60,586)

Total net incurred losses and loss expenses	$279,423	$264,784	$544,207	$217,336	$221,078	$438,414

Gross reserve for losses and loss expenses	$4,960,559	$4,707,282	$9,667,841	$4,579,672	$4,518,031	$9,097,703

Net favorable prior year reserve development	$11,608	$31,885	$43,493	$5,598	$48,901	$54,499

Key Ratios

Net paid to net incurred percentage	65.3%	103.9%	84.1%	80.2%	88.4%	84.4%

Net paid losses / Net premiums earned	40.6%	55.4%	48.4%	43.4%	41.4%	42.3%
Change in net loss and loss expense reserves / Net premiums earned	21.6%	(2.1%)	9.1%	10.7%	5.4%	7.9%
Net loss and loss expense ratio	62.2%	53.3%	57.5%	54.1%	46.8%	50.2%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q1 2012

Gross losses paid	$250,264	$342,952	$275,082	$269,569	$234,250	$236,778
Reinsurance recoveries	(67,679)	(98,263)	(89,562)	(89,115)	(59,950)	(75,422)

Net losses paid	182,585	244,689	185,520	180,454	174,300	161,356

Change in:
Reported case reserves	10,632	(30,643)	8,348	144,059	49,847	(91,033)
IBNR	73,532	87,794	14,979	73,154	51,575	169,384
Reinsurance recoveries on unpaid loss and loss expense reserves	12,674	(16,206)	7,593	(66,675)	(58,386)	2,017

Total net incurred losses and loss expenses	$279,423	$285,634	$216,440	$330,992	$217,336	$241,724

Gross reserve for losses and loss expenses	$4,960,559	$4,873,184	$4,819,976	$4,771,435	$4,579,672	$4,172,528

Net favorable prior year reserve development	$11,608	$4,000	$34,065	$6,693	$5,598	$14,897

Key Ratios

Net paid to net incurred percentage	65.3%	85.7%	85.7%	54.5%	80.2%	66.8%

Net paid losses/Net premiums earned	40.6%	54.3%	41.4%	42.7%	43.4%	41.3%
Change in net loss and loss expense reserves / Net premiums earned	21.6%	9.1%	6.9%	35.7%	10.7%	20.6%
Net loss and loss expense ratio	62.2%	63.4%	48.3%	78.4%	54.1%	61.9%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q1 2012

Gross losses paid	$279,163	$249,816	$224,578	$236,602	$195,510	$243,621
Reinsurance recoveries	(4,033)	(6)	—	—	—	—

Net losses paid	275,130	249,810	224,578	236,602	195,510	243,621

Change in:
Reported case reserves	(88,642)	64,636	19,370	(3,577)	(15,273)	(37,132)
IBNR	74,341	(46,422)	(21,781)	81,998	43,041	64,082
Reinsurance recoveries on unpaid loss and loss expense reserves	3,955	(2,298)	62,915	(3,116)	(2,200)	(1,605)

Total net incurred losses and loss expenses	$264,784	$265,726	$285,082	$311,907	$221,078	$268,966

Gross reserve for losses and loss expenses	$4,707,282	$4,708,956	$4,664,540	$4,571,382	$4,518,031	$4,426,816

Net favorable prior year reserve development	$31,885	$38,788	$45,970	$35,422	$48,901	$30,335

Key Ratios

Net paid to net incurred percentage	103.9%	94.0%	78.8%	75.9%	88.4%	90.6%

Net paid losses / Net premiums earned	55.4%	50.8%	45.2%	45.2%	41.4%	53.4%
Change in net loss and loss expense reserves / Net premiums earned	(2.1%)	3.3%	12.1%	14.4%	5.4%	5.6%
Net loss and loss expense ratio	53.3%	54.1%	57.3%	59.6%	46.8%	59.0%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF APRIL 1, 2014

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$523	$743	$944
Northeast	U.S. Hurricane	61	209	418
Mid-Atlantic	U.S. Hurricane	113	376	805
Gulf of Mexico	U.S. Hurricane	349	525	820
California	Earthquake	366	505	615
Europe	Windstorm	255	363	471
Japan	Earthquake	187	318	492
Japan	Windstorm	64	103	145
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at April 1, 2014. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended March 31,
	2014	2013

Net income available to common shareholders	$137,227	$302,816

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	109,053	117,022
Dilutive share equivalents:
Stock compensation plans	1,338	1,636
Weighted average shares outstanding - diluted	110,391	118,658

EARNINGS PER COMMON SHARE
Basic	$1.26	$2.59
Diluted	$1.24	$2.55

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q1 2012

Net income available to common shareholders	$137,227	$171,524	$137,121	$72,447	$302,816	$121,997

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	109,485	111,651	111,588	116,306	117,920	125,588
Shares issued, including those sourced from treasury	1,296	162	74	404	1,755	1,249
Shares repurchased for treasury	(4,036)	(2,328)	(11)	(5,122)	(3,369)	(1,472)
Common shares - at end of period	106,745	109,485	111,651	111,588	116,306	125,365

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	109,053	110,757	111,676	115,163	117,022	125,782
Dilutive share equivalents:
Stock compensation plans	1,338	1,945	1,679	1,508	1,636	886
Weighted average shares outstanding - diluted	110,391	112,702	113,355	116,671	118,658	126,668

EARNINGS PER COMMON SHARE
Basic	$1.26	$1.55	$1.23	$0.63	$2.59	$0.97
Diluted	$1.24	$1.52	$1.21	$0.62	$2.55	$0.96

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At March 31, 2014

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$45.85

Book value per common share		$5,199,206	106,745	$48.71

Dilutive securities: [b]
Restricted stocks			1,570	(0.71)
Options	$27.97		78	(0.03)
Restricted and phantom stock units			1,934	(0.84)
Diluted book value per common share		$5,199,206	110,327	$47.13

	At December 31, 2013

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$47.57

Book value per common share		$5,190,119	109,485	$47.40

Dilutive securities: [b]
Restricted stocks			2,515	(1.06)
Options	$27.98		88	(0.04)
Restricted and phantom stock units			1,237	(0.50)
Diluted book value per common share		$5,190,119	113,325	$45.80

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

[b]	Excludes cash-settled restricted stock unit awards.

AXIS Capital Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

OPERATING INCOME
	Quarter ended March 31,
	2014	2013
Net income available to common shareholders	$137,227	$302,816
Adjustment for:
Net realized investment gains	(10,620)	(44,478)
Associated tax impact	6,321	3,407
Foreign exchange losses (gains)	4,233	(34,882)
Associated tax impact	(92)	629
Operating income	$137,069	$227,492

Net earnings per share - diluted	$1.24	$2.55
Adjustment for:
Net realized investment gains	(0.10)	(0.37)
Associated tax impact	0.06	0.03
Foreign exchange losses (gains)	0.04	(0.29)
Associated tax impact	—	0.01
Operating income per share - diluted	$1.24	$1.92

Weighted average common shares and common share equivalents - diluted	110,391	118,658

Average common shareholders' equity	5,194,663	5,331,753

Annualized return on average common equity	10.6%	22.7%

Annualized operating return on average common equity	10.6%	17.1%

DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a]
	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2014	2013	2013	2013	2013	2012
Common shareholders' equity	$5,199,206	$5,190,119	$5,159,986	$4,934,104	$5,386,587	$5,149,179
Less: goodwill and intangible assets	(90,350)	(89,528)	(91,656)	(91,370)	(97,001)	(99,439)
Tangible common shareholders' equity	$5,108,856	$5,100,591	$5,068,330	$4,842,734	$5,289,586	$5,049,740

Outstanding diluted common shares net of treasury shares	110,327	113,325	115,684	115,631	120,594	130,244

Diluted book value per common share	$47.13	$45.80	$44.60	$42.67	$44.67	$39.53

Diluted tangible book value per common share	$46.31	$45.01	$43.81	$41.88	$43.86	$38.77

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding. Cash-settled restricted stock unit awards are excluded.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

In this document, we present operating income, consolidated underwriting income, underwriting-related general and administrative expenses and diluted tangible book value per common share, which are “non-GAAP financial measures” as defined in Regulation G.

Operating income represents after-tax operational results without consideration of after-tax net realized investment gains (losses) and foreign exchange losses (gains). We also present diluted operating earnings per share and operating return on average common equity ("operating ROACE"), which are derived from the non-GAAP operating income measure. Reconciliations of operating income, diluted operating earnings per share and operating ROACE to the nearest GAAP financial measures (based on net income available to common shareholders) are included on the previous page.

Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations. While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income (loss) to income before income taxes (the nearest GAAP financial measure) is included in the 'Consolidated Statements of Income - Quarterly' section of this document. Our total general and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses; the two components are separately presented in the 'Consolidated Statements of Income - Quarterly' section of this document.

Tangible book value is defined as common shareholders' equity excluding goodwill and intangible assets. Diluted tangible book value per common share uses this measure as the numerator, with the denominator being outstanding diluted common shares calculated under the treasury stock method. A reconciliation of diluted tangible book value per common share to diluted book value per common share (the nearest GAAP financial measure) is included on the previous page.

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation of “operating income” (in total and on a per share basis), “annualized operating ROACE” (which is based on the “operating income” measure), "consolidated underwriting income (loss)" (which incorporates "underwriting-related general and administrative expenses") and diluted tangible book value per common share.

Operating Income

Although the investment of premiums to generate income and realized investment gains (or losses) is an integral part of our operations, the determination to realize investment gains (or losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (or losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our Consolidated Statements of Operations are primarily driven by the impact of foreign exchange rate movements on net insurance-related liabilities. However, this movement is only one element of the overall impact of foreign exchange rate fluctuations on our financial position. In addition, we recognize unrealized foreign exchange losses (gains) on our available-for-sale investments in other comprehensive income and foreign exchange losses (gains) realized upon the sale of these investments in net realized investment gains (losses). These unrealized and realized foreign exchange movements generally offset a large portion of the foreign exchange losses (gains) reported separately in earnings, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As such, the Statement of Operations foreign exchange losses (gains) in isolation are not a fair representation of the performance of our business.

In this regard, certain users of our financial statements evaluate earnings excluding after-tax net realized investment gains (losses) and foreign exchange losses (gains) to understand the profitability of recurring sources of income. We believe that showing net income available to common shareholders exclusive of net realized gains (losses) and foreign exchange losses (gains) reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons.

Consolidated Underwriting Income (Loss)/Underwriting-Related General and Administrative Expenses

Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss). Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income (loss) for the same reason.

We evaluate our underwriting results separately from the performance of our investment portfolio. As such, we believe it appropriate to exclude net investment income and net realized investment gains (losses) from our underwriting profitability measure.

As noted above, foreign exchange losses (gains) in our Consolidated Statement of Operations primarily relate to our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income (loss). We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.

Diluted Tangible Book Value per Common Share

Diluted tangible book value per common share removes certain effects of purchase accounting. We believe that this measure, in combination with diluted book value per common share, is useful in assessing value generated for our common shareholders.